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                                                                    Exhibit 99.1

                 DIVALL INCOME PROPERTIES 3 LIMITED PARTNERSHIP


                   Certification of Periodic Financial Report
                       Pursuant to 18 U.S.C. Section 1350

     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Divall Income Properties 3 Limited Partnership (the "Company") certifies that the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in that Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                          THE PROVO GROUP, INC., General Partner


Dated: November 13, 2002                      By /s/ Bruce A. Provo
                                                --------------------------------
                                              President, Chief Executive Officer
                                              and Chief Financial Officer



     This certification is made solely for the purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.